EXHIBIT 4.5




                          REGISTRATION RIGHTS AGREEMENT




                           Dated as of October 4, 1999


                                      Among


                           AMERICAN TOWER CORPORATION

                                    as Issuer

                                       and


                     CREDIT SUISSE FIRST BOSTON CORPORATION
                          DEUTSCHE BANK SECURITIES INC.
                              LEHMAN BROTHERS INC.
                        MORGAN STANLEY & CO. INCORPORATED
                         BANC OF AMERICA SECURITIES LLC
                            BEAR, STEARNS & CO. INC.
                              GOLDMAN, SACHS & CO.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                            SALOMON SMITH BARNEY INC.

                              as Initial Purchasers


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
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                                             TABLE OF CONTENTS

                                                                                                      Page

1.       Definitions.....................................................................................1

2.       Shelf Registration..............................................................................5

3.       Additional Interest.............................................................................7

4.       Registration Procedures.........................................................................9

5.       Registration Expenses..........................................................................19

6.       Indemnification................................................................................20

7.       Rules 144 and 144A.............................................................................24

8.       Underwritten Registrations.....................................................................24

9.       Representations and Warranties.................................................................25

10.      Miscellaneous..................................................................................27
         (a)      No Inconsistent Agreements............................................................27
         (b)      Adjustments Affecting Registrable
                  Securities............................................................................27
         (c)      Amendments and Waivers................................................................27
         (d)      Notices...............................................................................28
         (e)      Successors and Assigns................................................................29
         (f)      Counterparts..........................................................................29
         (g)      Headings..............................................................................29
         (h)      Governing Law.........................................................................29
         (i)      Severability..........................................................................30
         (j)      Securities Held by the Company or Its
                  Affiliates............................................................................30
         (k)      Third Party Beneficiaries.............................................................30
         (l)      Entire Agreement......................................................................30

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                                                    -i-
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                          REGISTRATION RIGHTS AGREEMENT


         This  Registration  Rights  Agreement (the  "Agreement") is dated as of
October 4, 1999, among American Tower Corporation,  a Delaware  corporation (the
"Company"), and Credit Suisse First Boston Corporation, Deutsche Bank Securities
Inc., Lehman Brothers Inc., Morgan Stanley & Co.  Incorporated,  Banc of America
Securities LLC, Bear, Stearns & Co. Inc.,  Goldman,  Sachs & Co., Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Salomon Smith Barney Inc. (individually, an "Initial Purchaser"; together, the "Initial Purchasers").

         This  Agreement  is  entered  into  in  connection  with  the  Purchase
Agreement,  dated  September  28,  1999,  between  the  Company  and the Initial
Purchasers (the "Purchase Agreement"), which provides for the issuance and sale by the Company to the Initial Purchasers of the Company's 6.25% Convertible
Notes  Due 2009  ("Standard  Notes")  and its 2.25%  Convertible  Notes Due 2009
("Discount Notes" and, collectively, the "Convertible Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Convertible Notes under the Purchase Agreement.

         The parties hereby agree as follows:

         1.       Definitions.

         As used in this Agreement, the following terms shall have the following meanings:

         Additional Interest:  See Section 3(a) hereof.

         Advice:  See Section 4 hereof.


         Agreement: See the first introductory paragraph hereto.

         Amount of Registrable Securities: (a) With respect to Standard Notes constituting Registrable Securities, their aggregate principal amount, (b) with respect to Discount Notes constituting Registrable Securities, the aggregate Issue Price (as defined in the Discount Indenture) of such Discount Notes plus the accrued Original Issue Discount (as defined in the Discount Indenture) thereon through the time of computing the Amount of Registrable Securities, (c) with respect to Underlying Shares constituting Registrable Securities, the aggregate number of such Underlying Shares multiplied by the Conversion Price (as defined in the Indenture relating to the Convertible Notes upon the conversion of which such Underlying Shares were issued) in effect at the time of computing the Amount of Registrable Securities or, if no such Convertible Notes are then outstanding, the last Conversion Price that was in effect under such Indenture when any such Convertible Notes were last outstanding, and (d) with respect to combinations thereof, the sum of (a), (b) and (c) for the relevant Registrable Securities.

         Certificate Shares:  See Section 9 hereof.

         Closing Date: A Closing Date as defined in the Purchase Agreement.

         Company:  See the first introductory paragraph hereto.

         Convertible Notes: See the second introductory paragraph hereto.

         Damages Payment Date:  See Section 3(c) hereof.

         Depositary: The Depository Trust Company until a successor is appointed by the Company.

         Discount Indenture: The Indenture, dated as of October 4, 1999, between the Company and The Bank of New

York, as Trustee, pursuant to which the Discount Notes are issued, as amended or supplemented from time to time.

         Discount Notes: See the second introductory paragraph hereto.

         Effectiveness Date: The 150th day after the Issue Date.

         Effectiveness Period:  See Section 2 hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promul gated thereunder.

         Filing Date:  The 90th day after the Issue Date.

         Global Certificate:  See Section 9 hereof.

         Holder: Any holder of Registrable Securities.

         Indemnified Person:  See Section 6(c) hereof.

         Indemnifying Person:  See Section 6(c) hereof.

         Indenture: The Standard Indenture or the Discount Indenture, or both, as the context requires.

         Initial Purchaser: See the first introductory paragraph hereto.

         Initial Purchasers: See the first introductory paragraph hereto.

         Initial Shelf Registration:  See Section 2(a) hereof.

         Inspectors:  See Section 4(n) hereof.

         Issue Date: The latest Closing Date on which the Convertible Notes were issued and sold to the Initial Purchasers pursuant to the Purchase Agreement.

         NASD:  See Section 4(q) hereof.

         Participant:  See Section 6(a) hereof.

         Person: An individual, partnership, corporation, limited liability company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

         Prospectus: The prospectus included in any Registra tion Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         Purchase Agreement: See the second introductory paragraph hereto.

         Records:  See Section 4(n) hereof.

         Registrable Securities: All Convertible Notes and all Underlying Shares upon original issuance thereof and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement covering such Convertible Notes and Underlying Shares has been declared effective by the SEC and such Convertible Notes and Underlying Shares have been disposed of in accordance with such effective Registration Statement, (ii) such Convertible Notes and Underlying Shares are sold in compliance with Rule 144 or could (except with respect to affiliates of the Company within the meaning of the Securities Act) be sold in compliance with paragraph (k) of such Rule 144, or (iii) such Convertible Notes and any Underlying Shares cease to be outstanding.

         Registration Default:  See Section 3(a) hereof.

         Registration Statement: Any registration statement of the Company filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorpo rated by reference or deemed to be incorporated by reference in such registration statement.

         Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

         Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

         Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         SEC:  The Securities and Exchange Commission.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Shelf Registration:  See Section 2(b) hereof.

         Standard Indenture: The Indenture, dated as of October 4, 1999, between the Company and The Bank of New York, as Trustee, pursuant to which the Standard Notes are issued, as amended or supplemented from time to time.

         Standard Notes: See the second introductory paragraph hereto.

         Subsequent Shelf Registration: See Section 2(b) hereof.

         TIA: The Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

         Trustee:  The Trustee under the Indenture.

         Underlying Shares: The shares of the Company's Class A Common Stock, par value $.01 per share, issuable upon conversion of the Convertible Notes.

         Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

         2.       Shelf Registration

                           (a) Shelf Registration. The Company shall as promptly as reasonably practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration"). The Company shall use its reasonable best efforts to file with the SEC the Initial Shelf Registration on or prior to the Filing Date. The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf

                                    Registration   or   any   Subsequent   Shelf
                                    Registration  (as  defined  below).  By  its
                                    execution hereof on behalf of itself and the
                                    other  Initial  Purchasers,   Credit  Suisse
                                    First Boston  Corporation also hereby waives
                                    on  its  own  behalf  its  right  under  the
                                    Registration    Rights   Agreement,    dated
                                    February  4, 1999,  between  the Company and
                                    it,  to   include   any   securities   in  a
                                    Registration Statement filed pursuant to this Agreement.

         The Company shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 24 months from the Issue Date (as it may be shortened pursuant to clause (i) or clause
(ii) immediately following, the "Effectiveness Period"), or such shorter period ending when (i) all the shares of Registrable Securities covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) the date on which all the Registrable Securities (x) held by persons who are not affiliates of the Company may be resold pursuant to Rule 144(k) under the Securities Act or (y) cease to be outstanding, or (iii) a Subsequent Shelf Registration covering all of the Registrable Securities has been declared effective under the Securities Act.

                           (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company  shall use its  reasonable  best
                                    efforts to obtain the prompt  withdrawal  of
                                    any  order   suspending  the   effectiveness
                                    thereof,  and in any event  shall  within 45
                                    days  of  such  cessation  of  effectiveness
                                    amend the Initial  Shelf  Registration  in a
                                    manner to obtain the withdrawal of the order
                                    suspending  the  effectiveness  thereof,  or
                                    file  an  additional  "shelf"   Registration
                                    Statement  pursuant to Rule 415 covering all
                                    of the Registrable Securities (a "Subsequent
                                    Shelf Registration").  If a Subsequent Shelf
                                    Registration is filed, the Company shall use
                                    its  reasonable  best  efforts  to cause the
                                    Subsequent Shelf Registration to be declared
                                    effective  under the  Securities Act as soon
                                    as practicable after such filing and to keep
                                    such  Registration   Statement  continuously
                                    effective   for   the   remainder   of   the
                                    Effectiveness Period. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

                           (c) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of the Amount of Registrable Securities covered by such Registration Statement or
                                    by  any  underwriter  of  such   Registrable
                                    Securities.

         3.       Additional Interest

                           (a) The Company and the Initial Purchasers agree that the Holders of Convertible Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional interest on the Registrable Securities ("Additional Interest") as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default"):

         (i) If on or prior to the Filing Date, the Initial Shelf Registration has not been filed with the SEC;

         (ii) If on or prior to the Effectiveness Date, the Initial Shelf Registration has not been declared effective by the SEC; or

         (iii)    If after the Initial Shelf  Registration is declared effective
                  (A) the Initial Shelf Registration thereafter ceases to be effective and a Subsequent Shelf Registration covering the Registrable Securities has not become effective or (B) a Shelf Registration or the related prospectus ceases to be usable (except as permitted in Section 3(b) hereof) in connection with resales of Registrable Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Shelf Registration would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Shelf Registration or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

         Additional Interest shall accrue on outstanding Convertible Notes constituting Registrable Securities over and above the interest set forth in the title of the Convertible Notes and shall accrue on outstanding Underlying Shares constituting Registrable Securities, in each case from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum of the Amount of such Registrable Securities. The Company shall notify the Trustee within one business day after each and every date on which a Registration Default occurs.

                           (b)      A  Registration   Default   referred  to  in
                                    Section  3(a)(iii)(B) hereof shall be deemed
                                    not to have  occurred and be  continuing  in
                                    relation  to the Shelf  Registration  or the
                                    related  prospectus if (i) such Registration
                                    Default has  occurred  solely as a result of
                                    (x) the filing of a post-effective amendment
                                    to such Shelf  Registration  to  incorporate
                                    annual audited  financial  information  with
                                    respect   to   the   Company    where   such
                                    post-effective    amendment   is   not   yet
                                    effective and needs to be declared effective
                                    to  permit   Holders  to  use  the   related
                                    prospectus or (y) other material events with respect to the

                                    Company  that would need to be  described in
                                    such  Shelf   Registration  or  the  related
                                    prospectus  and (ii) in the  case of  clause
                                    (y), the Company is proceeding  promptly and
                                    in good  faith to amend or  supplement  such
                                    Shelf Registration and related prospectus to
                                    describe  such  events;  provided,  however,
                                    that  in  any  case  if  such   Registration
                                    Default  occurs for a  continuous  period in
                                    excess of 30 days, Additional Interest shall
                                    be payable in  accordance  with Section 3(a)
                                    hereof   from  the  day  such   Registration
                                    Default   occurs  until  such   Registration
                                    Default is cured.

                           (c) Any amount of Additional Interest due pursuant to clause (i), (ii) or (iii) of
                                    Section  3(a) hereof will be payable in cash
                                    on each April 15 and  October 15 (a "Damages
                                    Payment Date") to the Holder to whom regular
                                    interest is payable on such Damages  Payment
                                    Date with respect to Convertible  Notes that
                                    are Registrable Securities and to the Person
                                    that is a registered Holder 15 days prior to
                                    such  Damages  Payment  Date with respect to
                                    Underlying   Shares  that  are   Registrable
                                    Securities.   The   amount   of   Additional
                                    Interest for Registrable Securities will be determined by multiplying the applicable Additional Interest rate by the Amount of such Registrable Securities on the Damages Payment Date following such Registration

                                    Default  in  the  case  of  the  first  such
                                    payment of Additional  Interest with respect
                                    to a Registration Default (and thereafter at
                                    the next  succeeding  Damages  Payment  Date
                                    until   the   cure  of   such   Registration
                                    Default), multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         4.       Registration Procedures

         In connection with the filing of any Registration Statement pursuant to
Section 2 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

                           (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by
                                    Section  2  hereof,  and use its  reasonable
                                    best efforts to cause each such Registration
                                    Statement  to become  effective  and  remain
                                    effective  as  provided  herein;   provided,
                                    however,  that the Company  shall furnish to
                                    and  afford the  Holders of the  Registrable
                                    Securities   covered  by  such  Registration
                                    Statement,  their  counsel and the  managing
                                    underwriters,    if   any,   a    reasonable
                                    opportunity to review copies of all
                                    such  documents  (including  copies  of  any
                                    documents  to be  incorporated  by reference
                                    therein and all exhibits  thereto)  proposed
                                    to be filed (in each case where  possible at
                                    least  five  business  days  prior  to  such
                                    filing and where not possible as promptly as
                                    possible).  The  Company  shall not file any
                                    Registration Statement or Pro spectus or any
                                    amendments  or  supplements  thereto  if the
                                    Holders  of a  majority  in  Amount  of  the
                                    Registrable   Securities   covered  by  such
                                    Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object.

                           (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented  to be filed  pursuant  to Rule
                                    424  (or  any  similar  provisions  then  in
                                    force) promulgated under the Securities Act;
                                    and comply with the  provisions  of the Secu
                                    rities Act and the Exchange  Act  applicable
                                    to it with respect to the disposition of all
                                    securities   covered  by  such  Registration
                                    Statement   as  so   amended   or  in   such
                                    Prospectus as so  supplemented.  The Company
                                    shall be deemed not to have used its
                                    reasonable    best   efforts   to   keep   a
                                    Registration  Statement effective during the
                                    Effectiveness Period if it voluntarily takes
                                    any  action  that  would  result in  selling
                                    Holders   of  the   Registrable   Securities
                                    covered thereby not being able to sell such Registrable Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation the provisions of Section 4(k) hereof and the last paragraph of Section 4(t) hereof.

                           (c) Notify the selling Holders of shares of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Reg istration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) (A) of the receipt of any written comments by the SEC or its staff,  (B) of the request by the SEC
                                    or its staff for  amendments or  supplements
                                    to a Registration Statement or a Prospectus,
                                    or  (C) of the  issuance  by the  SEC of any
                                    stop order suspending the effectiveness of a
                                    Registration   Statement  or  of  any  order
                                    preventing  or  suspending  the  use  of any
                                    preliminary  prospectus or the initiation of
                                    any proceedings  for that purpose,  (iii) if
                                    at any time when a prospectus is required by
                                    the   Securities  Act  to  be  delivered  in
                                    connection  with  sales  of the  Registrable
                                    Securities    the     representations    and
                                    warranties  of the Company  contained in any
                                    agreement    (including   any   underwriting
                                    agreement),  contemplated  by  Section  4(m)
                                    hereof  cease to be true and  correct in all
                                    material respects,  (iv) of the happening of
                                    any event, the existence of any condition or
                                    any  information  becoming  known that makes
                                    any  statement  made  in  such  Registration
                                    Statement  or  related   Prospectus  or  any
                                    document   incorporated   or  deemed  to  be
                                    incorporated  therein by reference untrue in
                                    any  material  respect or that  requires the
                                    making of any  changes in or  amendments  or
                                    supplements to such Registration  Statement,
                                    Prospectus or documents so that, in the case
                                    of the Registration  Statement,  it will not
                                    contain any untrue  statement  of a material
                                    fact or  omit to  state  any  material  fact
                                    required to be stated  therein or  necessary
                                    to   make   the
                                    statements therein not misleading,  and that
                                    in the case of the  Prospectus,  it will not
                                    contain any untrue  statement  of a material
                                    fact or  omit to  state  any  material  fact
                                    required to be stated  therein or  necessary
                                    to make the statements therein, in the light
                                    of the  circumstances  under which they were
                                    made,   not   misleading   and  (v)  of  the
                                    Company's      determination      that     a
                                    post-effective  amendment to a  Registration
                                    Statement would be appropriate.

                           (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                           (e) If requested by the managing underwriter or underwriters (if any), or the Holders of a majority in Amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any),  such  Holders or  counsel  for any of
                                    them determine is reasonably necessary to be
                                    included  therein,  (ii)  make all  required
                                    filings of
                                    such    prospectus    supplement   or   such
                                    post-effective    amendment   as   soon   as
                                    reasonably practicable after the Company has
                                    received  notification  of the matters to be
                                    incorporated in such  prospectus  supplement
                                    or   post-effective   amendment   and  (iii)
                                    supplement   or  make   amendments  to  such
                                    Registration Statement.

                           (f) Furnish to each selling Holder of Registrable Securities and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or
                                    deemed  to  be   incorporated   therein   by
                                    reference and all exhibits.

                           (g) Deliver to each selling Holder of Registrable Securities, their respective counsel, and the underwriters, if any, at the sole  expense  of the  Company,  as many
                                    copies  of the  Prospectus  (including  each
                                    form of  preliminary  prospectus)  and  each
                                    amendment  or  supplement  thereto  and  any
                                    documents  incorporated by reference therein
                                    as such Persons may reasonably request; and,
                                    subject to the second  paragraph  of Section
                                    4(t) hereof,  the Company hereby consents to
                                    the  use  of  such   Prospectus   and   each
                                    amendment or  supplement  thereto by each of
                                    the
                                    selling  Holders of  Registrable  Securities
                                    and the underwriters or agents,  if any, and
                                    dealers  (if any),  in  connection  with the
                                    offering   and   sale  of  the   Registrable
                                    Securities covered by such Prospectus and any amendment or supplement thereto.

                           (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, to the extent required by applicable law, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter or underwriters reasonably request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
                                    Section 4(h); keep each such registration or
                                    qualification   (or   exemption   therefrom)
                                    effective    during    the    period    such
                                    Registration Statement
                                    is required to be kept  effective and do any
                                    and  all  other  acts or  things  reasonably
                                    necessary   or   advisable   to  enable  the
                                    disposition  in  such  jurisdictions  of the
                                    Registrable   Securities   covered   by  the
                                    applicable Registration Statement; provided,
                                    however,  that  the  Company  shall  not  be
                                    required to qualify as a foreign corporation
                                    or to  execute a general  consent to service
                                    of  process in any  jurisdiction  or subject
                                    itself   to   taxation   generally   in  any
                                    jurisdiction.

                           (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such shares of Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

                           (j) Use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers  thereof or the
                                    underwriter  or  underwriters,  if  any,  to
                                    consummate    the    disposition   of   such
                                    Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

                           (k) Upon the occurrence of any event contemplated by paragraph 4(c)(ii)(C), 4(c)(iv) or 4(c)(v) hereof, as promptly as practicable prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company may delay preparing, filing and distributing any such supplement or amendment (and continue the suspension of the use of the Prospectus) if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's shareholders at such time; provided, further, that neither such delay nor such suspension with respect to all matters in clause (i) or (ii) shall extend for a period of more than 30 days in any three-month period or more than 90 days for all such periods in any twelve-month period and shall not affect the Company's obligation to pay Additional Interest as contemplated in
                                    Section 3.

                           (l) Prior to the effective date of the first Regis tration Statement relating to the
                                    Registrable  Securities,   (i)  provide  the
                                    Trustee with certificates for the Regis trable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

                           (m) In connection with any underwritten offering of Registrable Securities pursuant to
                                    a   Shelf   Registration,   enter   into  an
                                    underwriting  agreement  as is  customary in
                                    underwritten offerings of securities similar
                                    to the  Registrable  Securities and take all
                                    such  other   actions   as  are   reasonably
                                    requested  by the  managing  underwriter  or
                                    underwriters;   in  order  to   expedite  or
                                    facilitate   the    registration    or   the
                                    disposition of such  Registrable  Securities
                                    and,  in  such  connection,  (i)  make  such
                                    representations   and   warranties  to,  and
                                    covenants   with,  the   underwriters   with
                                    respect to the  business  of the Company and
                                    its  subsidiaries  (including  any  acquired
                                    business,    properties   or   entity,    if
                                    applicable) and the Registration  Statement,
                                    Prospectus    and    documents,    if   any,
                                    incorporated or deemed to be incorporated by
                                    reference  therein,  in  each  case,  as are
                                    customarily  made by issuers to underwriters
                                    in  underwritten   offerings  of  securities
                                    similar to the  Registrable  Securities  and
                                    confirm  the  same in  writing  if and  when
                                    requested;  (ii) obtain the written  opinion
                                    of  counsel  to  the   Company  and  written
                                    updates thereof in form, scope and substance
                                    reasonably   satisfactory  to  the  managing
                                    underwriter  or  underwriters,  addressed to
                                    the   underwriters   covering   the  matters
                                    customarily covered in opinions requested in
                                    underwritten offerings of securities similar
                                    to the Registrable Securities and such other
                                    matters as may be  reasonably  requested  by
                                    the managing
                                    underwriter  or  underwriters;  (iii) obtain
                                    "cold comfort"  letters and updates  thereof
                                    in  form,  scope  and  substance  reasonably
                                    satisfactory to the managing  underwriter or
                                    underwriters from the independent  certified
                                    public  accountants  of the Company (and, if
                                    necessary,  any other independent  certified
                                    public  accountants of any subsidiary of the
                                    Company or of any  business  acquired by the
                                    Company for which  financial  statements and
                                    financial  data are, or are  required to be,
                                    included or incorporated by reference in the
                                    Registration  Statement),  addressed to each
                                    of the  underwriters,  such letters to be in
                                    customary  form and covering  matters of the
                                    type  customarily  covered in "cold comfort"
                                    letters  in con  nection  with  underwritten
                                    offerings  of  securities   similar  to  the
                                    Registrable   Securities   and  such   other
                                    matters  as  reasonably   requested  by  the
                                    managing  underwriter or  underwriters;  and
                                    (iv) if an underwriting agreement is entered
                                    into, the same shall contain indemnification
                                    provisions  and procedures no less favorable
                                    than those set forth in Section 6 hereof (or
                                    such   other   provisions   and   procedures
                                    acceptable to Holders of a majority in Amount of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

                           (n) Make available for inspection by any selling Holder of such Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours at such time or times as shall be mutually convenient for the Company and the
                                    Inspectors  as a group,  all  financial  and
                                    other records, pertinent corporate documents
                                    and  instruments  of  the  Company  and  its
                                    subsidiaries  (collectively,  the "Records")
                                    as shall be  reasonably  necessary to enable
                                    them  to   exercise   any   applicable   due
                                    diligence  responsibilities,  and  cause the
                                    officers,  directors  and  employees  of the
                                    Company and its  subsidiaries  to supply all
                                    information reasonably requested by any such
                                    Inspector    in    connection    with   such
                                    Registration  Statement.  Records  that  the
                                    Company  determines,  in good  faith,  to be
                                    confidential   and  any   Records   that  it
                                    notifies  the  Inspectors  are  confidential
                                    shall  not be  disclosed  by  any  Inspector
                                    unless (i) the disclosure of such Records is
                                    necessary to avoid or correct a
                                    material  misstatement or material  omission
                                    in such  Registration  Statement,  (ii)  the
                                    release of such Records is ordered  pursuant
                                    to a subpoena or other order from a court of
                                    competent jurisdiction,  (iii) disclosure of
                                    such  information  is,  in  the  opinion  of
                                    counsel  for  any  Inspector,  necessary  or
                                    advisable  in  connection  with any  action,
                                    claim,   suit   or   proceeding,   directly,
                                    involving  or  potentially   involving  such
                                    Inspector  and arising  out of,  based upon,
                                    relating to, or involving  this Agreement or
                                    any  transactions   contemplated  hereby  or
                                    arising hereunder or (iv) the information in
                                    such   Records   has  been  made   generally
                                    available  to the public  other than through
                                    the  acts of such  Inspector.  Each  selling
                                    Holder of such  Registrable  Securities will
                                    be  required   to  agree  that   information
                                    obtained   by  it  as  a   result   of  such
                                    inspections shall be deemed confidential and
                                    shall not be used by it as the basis for any
                                    market transactions in the securities of the
                                    Company unless and until such information is
                                    generally  available  to  the  public.  Each
                                    selling    Holder   of   such    Registrable
                                    Securities will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

                           (o) Provide (A) the Holders of the Registrable Securities to be included in such registration statement and not more than one counsel for all the Holders of such Registrable Securities, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, thereof, and (D) one counsel for such underwriters or agents, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto.

                           (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of
                                    Section 11(a) of the Securities Act and Rule
                                    158   thereunder   (or  any   similar   rule
                                    promulgated  under  the  Securities  Act) no
                                    later  than  45  days  after  the end of any
                                    12-month period (or 90 days after the end of
                                    any  12-month  period  if such  period  is a
                                    fiscal  year) (i)  commencing  at the end of
                                    any  fiscal  quarter  in  which  Registrable
                                    Securities  are  sold to  underwriters  in a
                                    firm commitment or best efforts
                                    underwritten  offering  and (ii) if not sold
                                    to   underwriters   in  such  an   offering,
                                    commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                           (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating  in the  disposition  of  such
                                    Registrable  Securities and their respective
                                    counsel  in  connection   with  any  filings
                                    required  to  be  made  with  the   National
                                    Association of Securities Dealers, Inc. (the
                                    "NASD"),  including  if the  Rules  of  Fair
                                    Practice  and the  ByLaws of the NASD or any
                                    successor  thereto,  as amended from time to
                                    time  (including   Schedule  E  thereto)  so
                                    require,  engaging a "qualified  independent
                                    underwriter" ("QIU") as contemplated therein
                                    and making Records  available to such QIU as
                                    though it were a  participating  underwriter
                                    for  the   purposes  of  Section   4(n)  and
                                    otherwise  applying the  provisions  of this
                                    Agreement    to    such    QIU    (including
                                    indemnification)   as   though   it  were  a
                                    participating underwriter.

                           (r) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith,  cooperate  with the  Trustee and
                                    the Holders of the Registrable Securities to
                                    effect such changes to the  Indenture as may
                                    be  required  for  the  Indenture  to  be so
                                    qualified  in  accordance  with the terms of
                                    the TIA; and execute, and use its reasonable
                                    best   efforts  to  cause  the   Trustee  to
                                    execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

                           (s) Use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in Amount of Registrable Securities covered by such
                                    Registration   Statement,  or  the  managing
                                    underwriter or underwriters, if any.

                           (t) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request to the extent necessary or advisable to comply with the

Securities Act. The Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

         Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii)(C), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable
Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

         5.       Registration Expenses

                           (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and
                                    (B) fees and expenses
                                    of compliance with state  securities or Blue
                                    Sky  laws  (including,  without  limitation,
                                    reasonable fees and disbursements of counsel
                                    in connection  with Blue Sky  qualifications
                                    of   the    Registrable    Securities    and
                                    determination  of  the  eligibility  of  the
                                    Registrable  Securities for investment under
                                    the laws of such  jurisdictions  as provided
                                    in  Section  4(h)  hereof,  in the  case  of
                                    Registrable   Securities),   (ii)   printing
                                    expenses,   including,  without  limitation,
                                    expenses   of  printing   certificates   for
                                    Registrable  Securities  in a form  eligible
                                    for  deposit  with  The   Depository   Trust
                                    Company and of printing  prospectuses if the
                                    printing of prospectuses is requested by the
                                    managing  underwriter  or  underwriters,  if
                                    any,  by the Holders of a majority of shares
                                    of the  Registrable  Securities  included in
                                    any Registration Statement, (iii) messenger,
                                    telephone and delivery  expenses,  (iv) fees
                                    and disbursements of counsel for the Company
                                    and  fees  and   disbursements   of  special
                                    counsel  for  the  sellers  of   Registrable
                                    Securities  (subject  to the  provisions  of
                                    Section   5(b)   hereof),   (v)   fees   and
                                    disbursements  of all independent  certified
                                    public  accountants  referred  to in Section
                                    4(m)(iii)   hereof    (including,    without
                                    limitation,  the  expenses  of  any  special
                                    audit and "cold comfort" letters required by
                                    or  incident  to  such  performance),   (vi)
                                    rating  agency fees,  (vii)

                                    Securities Act liability  insurance,  if the
                                    Company desires such insurance,  (viii) fees
                                    and expenses of all other  Persons  retained
                                    by the Company,  (ix)  internal  expenses of
                                    the Company (including,  without limitation,
                                    all  salaries  and  expenses of officers and
                                    employees of the Company performing legal or
                                    accounting  duties),  (x) the expense of any
                                    annual  audit,  (xi) the  fees and  expenses
                                    incurred in  connection  with the listing of
                                    the  securities  to  be  registered  on  any
                                    securities  exchange,  if  applicable,   and
                                    (xii) the  expenses  relating  to  printing,
                                    word   processing   and   distributing   all
                                    Registration    Statements,     underwriting
                                    agreements,   securities  sales  agreements,
                                    indentures and any other documents necessary in order to comply with this Agreement.

                           (b) The Company shall reimburse the Holders of the Registrable Securities being registered in a Shelf Regis tration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in Amount of the Registrable Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of such Holders of Registrable Securities incurred in connection with the registration and sale of the Registrable Securities pursuant to any Registration Statement.

         6.       Indemnification

                           (a) The Company will indemnify and hold harmless each Holder of Registrable Securities, each Person that participates as an underwriter or sales agent in any sale of such Registrable Securities (each a "Participant") against any losses, claims, damages or liabilities, joint or several, to which such Participant may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse
                                    each   Purchaser  for  any  legal  or  other
                                    expenses   reasonably   incurred   by   such
                                    Purchaser in connection  with  investigating
                                    or defending any such loss,  claim,  damage,
                                    liability  or  action as such  expenses  are
                                    incurred;   provided,   however,   that  the
                                    Company  will not be liable in any such case
                                    to the extent that any such loss, claim,
                                    damage  or  liability  arises  out  of or is
                                    based  upon an untrue  statement  or alleged
                                    untrue  statement  in or omission or alleged
                                    omission  from  any  of  such  documents  in
                                    reliance upon and in conformity with written
                                    information  furnished to the Company by any
                                    Participant  specifically  for use  therein;
                                    provided, further, that the Company will not
                                    be  liable  if  such  untrue   statement  or
                                    omission  or  alleged  untrue  statement  or
                                    omission  was   contained  or  made  in  any
                                    preliminary  prospectus and corrected in the
                                    Prospectus  or any  amendment or  supplement
                                    thereto and the Prospectus  does not contain
                                    any other  untrue  statement  or omission or
                                    alleged  untrue  statement  or omission of a
                                    material fact that was the subject matter of
                                    the  related  proceeding  and any such loss,
                                    liability, claim, damage or expense suffered
                                    or  incurred  by the  Participants  resulted
                                    from any action, claim or suit by any Person
                                    who purchased Registrable Securities that is
                                    the subject  thereof  from such  Participant
                                    and  it  is   established   in  the  related
                                    proceeding that such  Participant  failed to
                                    deliver or provide a copy of the  Prospectus
                                    (as amended or  supplemented) to such Person
                                    with or  prior  to the  confirmation  of the
                                    sale of such Registrable  Securities sold to
                                    such Person if required by  applicable  law,
                                    unless such  failure to deliver or provide a
                                    copy  of  the   Prospectus  (as  amended  or
                                    supplemented) was a result of
                                    noncompliance by the Company with Section 4 of this Agreement.

                           (b) The Company may require, as a condition to including Registrable Securities in any Registration Statement, that the related Participants agree severally and not jointly to indemnify and hold harmless the Company
                                    against  any  losses,   claims,  damages  or
                                    liabilities  to which the Company may become
                                    subject,  under  the  Securities  Act or the
                                    Exchange Act or  otherwise,  insofar as such
                                    losses,  claims,  damages or liabilities (or
                                    actions in respect  thereof) arise out of or
                                    are  based  upon  any  untrue  statement  or
                                    alleged  untrue  statement  of any  material
                                    fact contained in any Registration Statement
                                    or   Prospectus,   or   any   amendment   or
                                    supplement    thereto,    or   any   related
                                    prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participant specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the

                                    Company in connection with  investigating or
                                    defending  any  such  loss,  claim,  damage,
                                    liability  or  action as such  expenses  are
                                    incurred.  The liability of any  Participant
                                    under  this  subsection  shall  in no  event
                                    exceed  the net  proceeds  received  by such
                                    Participant   from   sales  of   Registrable
                                    Securities giving rise to such obligations.

                           (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party other wise than under subsection (a) or (b) above. In case any such action is brought against any
                                    indemnified   party  and  it  notifies   the
                                    indemnifying   party  of  the   commencement
                                    thereof,  the  indemnifying  party  will  be
                                    entitled to participate  therein and, to the
                                    extent  that it may wish,  jointly  with any
                                    other indemnifying party similarly notified,
                                    to assume the defense thereof,  with counsel
                                    satisfactory to such indemnified  party (who
                                    shall not,  except  with the  consent of the
                                    indemnified   party,   be   counsel  to  the
                                    indemnifying party), and after
                                    notice from the  indemnifying  party to such
                                    indemnified  party  of  its  election  so to
                                    assume the defense thereof, the indemnifying
                                    party will not be liable to such indemnified
                                    party  under this  Section  for any legal or
                                    other expenses subsequently incurred by such
                                    indemnified  party  in  connection  with the
                                    defense thereof other than reasonable  costs
                                    of  investigation.   No  indemnifying  party
                                    shall,  without the prior written consent of
                                    the indemnified party, effect any settlement
                                    of  any  pending  or  threatened  action  in
                                    respect of which any indemnified party is or
                                    could have been a party and indemnity  could
                                    have   been   sought   hereunder   by   such
                                    indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                           (d)      If the indemnification  provided for in this
                                    Section is  unavailable or  insufficient  to
                                    hold  harmless  an  indemnified  party under
                                    subsection  (a)  or  (b)  above,  then  each
                                    indemnifying  party shall  contribute to the
                                    amount  paid or payable by such  indemnified
                                    party as a  result  of the  losses,  claims,
                                    damages  or   liabilities   referred  to  in
                                    subsection  (a) or  (b)  above  (i) in  such
                                    proportion as is  appropriate to reflect the
                                    relative benefits received by the Company on
                                    the one hand and the Participants on the
                                    other from the  offering of the  Registrable
                                    Securities   or  (ii)   if  the   allocation
                                    provided   by   clause   (i)  above  is  not
                                    permitted   by   applicable   law,  in  such
                                    proportion as is  appropriate to reflect not
                                    only the  relative  benefits  referred to in
                                    clause (i) above but also the relative fault
                                    of the  Company  on the  one  hand  and  the
                                    Participants on the other in connection with
                                    the  statements or omissions  which resulted
                                    in   such   losses,   claims,   damages   or
                                    liabilities  as well as any  other  relevant
                                    equitable   considerations.   The   relative
                                    benefits  received by the Company on the one
                                    hand and any  Participant on the other shall
                                    be  deemed to be in the same  proportion  as
                                    the  total  net  proceeds  from the  initial
                                    offering  of  the   Registrable   Securities
                                    (before deducting  expenses) received by the
                                    Company  bear  to  the  total  net  proceeds
                                    received by such  Participant  from sales of
                                    Registrable  Securities  giving rise to such
                                    obligations.  The  relative  fault  shall be
                                    determined  by  reference  to,  among  other
                                    things, whether the untrue or alleged untrue
                                    statement of a material fact or the omission
                                    or alleged omission to state a material fact
                                    relates  to  information   supplied  by  the
                                    Company or such Participant and the parties'
                                    relative   intent,   knowledge,   access  to
                                    information  and  opportunity  to correct or
                                    prevent  such untrue  statement or omission.
                                    The amount paid by an indemnified
                                    party as a  result  of the  losses,  claims,
                                    damages or  liabilities  referred  to in the
                                    first sentence of this  subsection (d) shall
                                    be  deemed  to  include  any  legal or other
                                    expenses   reasonably   incurred   by   such
                                    indemnified   party   in   connection   with
                                    investigating  or  defending  any  action or
                                    claim   which   is  the   subject   of  this
                                    subsection    (d).    Notwithstanding    the
                                    provisions  of  this   subsection   (d),  no
                                    Participant  shall be required to contribute
                                    any  amount in excess of the amount by which
                                    the   net   proceeds    received   by   such
                                    Participant   from   sales  of   Registrable
                                    Securities exceeds the amount of any damages
                                    which such  Participant  has otherwise  been
                                    required  to pay by reason of such untrue or
                                    alleged  untrue  statement  or  omission  or
                                    alleged   omission.   No  person  guilty  of
                                    fraudulent   misrepresentation  (within  the
                                    meaning of  Section  11(f) of the Act) shall
                                    be entitled to contribution  from any person
                                    who  was  not  guilty  of  such   fraudulent
                                    misrepresentation.     The     Participants'
                                    obligations   in  this   subsection  (d)  to
                                    contribute  are  several  in  proportion  to
                                    their  respective   Amounts  of  Registrable
                                    Securities   registered   pursuant  to  this
                                    Agreement, and not joint.

                           (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Participant and to each Person, if any, who controls any Participant within the meaning of the Securities Act or the Exchange Act; and the obligations of the Participant under this Section shall be in addition to any liability which the respective Participants otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         7. Rules 144 and 144A.

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and such rules and regulations and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The Company further covenants for so long as any Registrable Securities remain outstanding, to make available to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the

Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

         8.       Underwritten Registrations.

         If any of the Registrable Securities covered by any Shelf Registration is to be sold in an underwritten offer ing, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in Amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

         No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         9.       Representations and Warranties.

         The Company represents and warrants to, and agrees with, each Purchaser and each of the Holders from time to time of Registrable Securities that:

                           (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to this Agreement and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the SEC, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time
                                    of  the  closing   under  the   underwriting
                                    agreement relating thereto,  will conform in
                                    all material respects to the requirements of
                                    the Securities Act and the TIA and the rules
                                    and  regulations  of the SEC  and  any  such
                                    registration  statement  and  any  amendment
                                    thereto   will  not   include   any   untrue
                                    statement  of a  material  fact  or  omit to
                                    state  any  material  fact  required  to  be
                                    stated  therein  or  necessary  to make  the
                                    statements  therein not  misleading  and any
                                    such   prospectus   or  any   amendment   or
                                    supplement  thereto  will  not  include  any
                                    untrue  statement of a material fact or omit
                                    to  state a  material  fact  required  to be
                                    stated  therein  or  necessary  to make  the
                                    statements  therein not  misleading in light
                                    of the circumstances  then existing;  and at
                                    all times  subsequent to the effective  time
                                    of any such  registration  statement  when a
                                    prospectus would be required to be delivered
                                    under the  Securities  Act,  other than from
                                    (i) such time as a notice  has been given to
                                    Holders of Registrable  Securities  pursuant
                                    to the last  paragraph  of  Section  4(t) or
                                    pursuant to Section  4(k) hereof  until (ii)
                                    such  time  as  the  Company   furnishes  an
                                    amended or supplemented  prospectus pursuant
                                    to Section 4(k) hereof or otherwise gives an
                                    Advice,  each such  registration  statement,
                                    and each  prospectus  (including any summary
                                    prospectus)  con tained therein or furnished
                                    pursuant  to Section  4(k) or  Section  4(g)
                                    hereof, as then
                                    amended or supplemented, will conform in all
                                    material respects to the requirements of the
                                    Securities Act and the TIA and the rules and
                                    regulations  of the  Commission and will not
                                    include any untrue statement of any material
                                    fact  or  omit  to  state  a  material  fact
                                    required to be stated  therein or  necessary
                                    to   make   the   statements   therein   not
                                    misleading in the light of the circumstances
                                    then existing;  provided, however, that this
                                    representation  and warranty  does not apply
                                    to  any   statements  or  omissions  from  a
                                    registration    statement   or    prospectus
                                    (including   any   preliminary   or  summary
                                    prospectus) based upon written information furnished to the Company by any underwriter, sales agent or Holder specifically for use therein.

                           (b) Any documents incorporated by reference in any prospectus referred to in Section 4(a) hereof, when they become or became effective or are or were filed with the SEC, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will include or included any untrue statement of a material fact or will omit or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided,
                                    however,   that  this
                                    representation  and warranty  does not apply
                                    to  any   statements  or  omissions  from  a
                                    registration  statement  or  the  prospectus
                                    (including   any   preliminary   or  summary
                                    prospectus) based upon written information furnished to the Company by any underwriter, sales agent or Holder specifically for use therein.

                           (c) The issuance and sale of the Registrable Securities did not and will not, and the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation, order or policy of any governmental  agency  or body or any  court,
                                    domestic  or  foreign,  having  jurisdiction
                                    over the  Company or any  subsidiary  of the
                                    Company  or any  of  their  properties,  the
                                    Credit   Agreements   (as   defined  in  the
                                    Purchase Agreement) or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which the Company or any such subsidiary has agreed to become bound, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or other constituent document) of the Company or any such subsidiary.

         10.      Miscellaneous

                           (a) No Inconsistent Agreements. The Company has not, as of the date hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggyback registration rights with respect to a Registration Statement, except to the extent any existing right has heretofore been waived.

                           (b)      Adjustments       Affecting      Registrable
                                    Securities. The Company shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

                           (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the
                                    Holders  of  not  less  than a  majority  in
                                    Amount of the then  outstanding  Registrable
                                    Securities;  provided, however, that Section
                                    6 and this Section 10(c) may not be amended,
                                    modified or  supplemented  without the prior
                                    written  consent  of the  Company  and  each
                                    Holder   (including,   in  the  case  of  an
                                    amendment,  modification  or  supplement  of
                                    Section  6, any  person  who was a Holder of
                                    Registrable Securities, disposed of pursuant
                                    to     any     Registration      Statement).
                                    Notwithstanding  the foregoing,  a waiver or
                                    consent to depart from the provisions hereof
                                    with   respect  to  a  matter  that  relates
                                    exclusively  to the  rights  of  Holders  of
                                    Registrable  Securities whose securities are
                                    being  sold   pursuant  to  a   Registration
                                    Statement  and  that  does not  directly  or
                                    indirectly   affect,    impair,   limit   or
                                    compromise  the  rights of other  Holders of
                                    Registrable   Securities  may  be  given  by
                                    Holders of at least a
                                    majority   in  Amount  of  the   Registrable
                                    Securities   being  sold  by  such   Holders
                                    pursuant  to  such  Registration  Statement;
                                    provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                           (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

         (1) if to a Holder of the Registrable Securities, at the most current address of such Holder on the Security Register (as defined in the Indenture), in the case of Convertible Notes, and the stock ledger of the Company, in the case of Class A Common Stock, with a copy in like manner to the Initial Purchasers as follows:

               CREDIT SUISSE FIRST BOSTON CORPORATION
               DEUTSCHE BANK SECURITIES INC.
               LEHMAN BROTHERS INC.
               MORGAN STANLEY & CO. INCORPORATED
               BANC OF AMERICA SECURITIES LLC
               BEAR, STEARNS & CO. INC.
               GOLDMAN, SACHS & CO.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
               SALOMON SMITH BARNEY INC.
               c/o Credit Suisse First Boston Corporation
               Eleven Madison Avenue
               New York, New York  10010
               Facsimile No:  (212) 325-8278
               Attention:  Investment Banking Department
                           Transactions Advisory Group


         with a copy to:

               Sullivan & Cromwell
               125 Broad Street
               New York, New York  10004
               Facsimile No.:  (212) 558-3588
               Attention:  John T. Bostelman, Esq.

         (2) if to the Initial Purchasers, at the addresses specified in Section 10(d)(1);

         (3)      if to the Company, at the addresses as follows:

               American Tower Corporation
               116 Huntington Avenue
               Boston, Massachusetts  02116
               Facsimile No.:  (617) 375-7575
               Attention:  Chief Financial Officer

with copies to:

               Sullivan & Worcester LLP
               One Post Office Square
               Boston, Massachusetts 02109
               Facsimile No.:  (617) 338-2880
               Attention:  Norman Bikales, Esq.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

                           (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Securities.

                           (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO

                                    CONTRACTS  MADE AND PERFORMED  WHOLLY WITHIN
                                    THE  STATE OF NEW  YORK,  WITHOUT  REGARD TO
                                    PRINCIPLES  OF CONFLICTS OF LAW. EACH OF THE
                                    PARTIES  HERETO  AGREES  TO  SUBMIT  TO  THE
                                    JURISDICTION  OF THE  COURTS OF THE STATE OF
                                    NEW YORK IN ANY ACTION OR PROCEEDING ARISING
                                    OUT OF OR RELATING TO THIS AGREEMENT.

                           (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision,
                                    covenant  or   restriction.   It  is  hereby
                                    stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                           (j) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage in Amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities
                                    Act)  shall not be  counted  in  determining
                                    whether such consent or approval was given by the Holders of such required percentage.

                           (k) Third Party Beneficiaries. Holders of Registrable Securities are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

                           (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts,
                                    understandings,              correspondence,
                                    conversations   and  memoranda  between  the
                                    Initial  Purchasers  on the one hand and the
                                    Company  on the  other,  or between or among
                                    any   agents,   representatives,    parents,
                                    subsidiaries,  affiliates,  predecessors  in
                                    interest  or  successors  in  interest  with
                                    respect  to the  subject  matter  hereof and
                                    thereof  are  merged   herein  and  replaced
                                    hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      AMERICAN TOWER CORPORATION



                                      By:         /s/ Joseph L. Winn
                                               Name:  Joseph L. Winn
                                               Title: Chief Financial Officer


                                      CREDIT SUISSE FIRST BOSTON
                                        CORPORATION
                                      DEUTSCHE BANK SECURITIES INC.
                                      LEHMAN BROTHERS INC.
                                      MORGAN STANLEY & CO. INCORPORATED
                                      BANC OF AMERICA SECURITIES LLC
                                      BEAR, STEARNS & CO. INC.
                                      GOLDMAN, SACHS & CO.
                                      MERRILL LYNCH, PIERCE, FENNER &
                                        SMITH INCORPORATED
                                      SALOMON SMITH BARNEY INC.


                                      By:  CREDIT SUISSE FIRST BOSTON
                                             CORPORATION


                                      By:         /s/ Kristin M. Allen
                                               Name:  Kristin M. Allen
                                               Title: Managing Director